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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this Form S-3 of our report dated February 11, 1999 included in SuperGen, Inc.'s Form 8-K dated August 26, 1999, and to all references to our firm included in this Registration Statement.

                                          /s/ ARTHUR ANDERSEN LLP

Philadelphia, PA
February 11, 2000